UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2006

VALLEY FORGE COMPOSITE
TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

628 Jamie Circle
King of Prussia, PA 19406
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (484) 620-0304

Quetzal Capital 1, Inc.
2435 E. Coast Hwy, Suite 9
Corona del Mar, CA 92625
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Quetzal Capital 1, Inc. (the “Company”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company has no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement
On July 6, 2006, Quetzal Capital 1, Inc., a Florida corporation (the “Company”) entered into a share exchange agreement with Valley Forge Composite Technologies, Inc., a Pennsylvania corporation (“VFCT”). The share exchange has been approved by the Company and its sole shareholder and by VFCT’s board of directors and a majority of its shareholders. The result of the share exchange is that VFCT became a wholly-owned subsidiary of the Company, and the Company changed its name to Valley Forge Composite Technologies, Inc., a Florida corporation. Several related agreements were also made with parties associated or affiliated with the Company in connection with the approval of the share exchange. These agreements involve the approval of a consulting agreement and a warrant agreement with Coast To Coast Equity Group, Inc. (“CTCEG”), a company owned by the same shareholders who own the Company’s corporate shareholder, Quetzal Capital Funding I, Inc. (“QCF1”), a registration rights agreement for QCF1, CTCEG and others. The details of the share exchange and the related agreements are set forth in detail in Item 2.01 below. The agreements are also attached as exhibits to this Form 8-K.

SECTION 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of VFCT’s Business
As a result of the share exchange, the Company’s status as a shell corporation ceased, and the entire business of the Company now is identical with its subsidiary VFCT. VFCT was formed as a Pennsylvania corporation in November 1996. VFCT has not materially reclassified, merged, consolidated, purchased or sold any significant amount of assets other than in the ordinary course of business. VFCT has never been the subject of any bankruptcy, receivership or similar proceedings.

Since its inception, VFCT has positioned itself to develop and acquire advanced technologies. Between 1996 and approximately 2003, VFCT won numerous contracts to produce various mechanical devices for special projects. Since September 11, 2001 the company has focused much of its energy on the development and commercialization of its counter-terrorism products. Such products include an advanced detection capability for illicit narcotics, explosives, and bio-chemical weapons using photo-nuclear reactions to initiate secondary gamma quanta the result of which is a unique and distinguishable signal identifying each component of a substance. All of VFCT’s past projects have terminated pursuant to the expiration of the relevant contracts, and VFCT does not receive any residual revenues or incur or carry forward any costs from any of them.

At present, and for the last four years, VFCT has focused on the acquisition of the rights to manufacture and distribute the THOR LVX photonuclear detection system (“THOR”) in the United States and to certain other countries and to develop THOR. THOR is based on a high energy miniature particle accelerator. THOR creates photo nuclear reactions in carbon and nitrogen isotopes present in modern explosive devices as well as in oxygen present in narcotics. The reactions follow a predictable determined pattern or chemical signature that can be used to identify the substance. THOR can also be enhanced with a fast neutron detector in order to detect fissile material.

To the best of VFCT’s knowledge, no existing device can effectively screen for explosives, drugs, micro organisms and nuclear materials, such as plutonium and weapons grade uranium. VFCT’s partners for next generation Explosives Detection Systems (“EDS”) are the Lawrence Livermore National Lab, which has recently been designated the “Center of Excellence” for EDS technologies, and the P. N. Lebedev Physical Institute (LPI), the premiere physics laboratory in the Russian Federation, which has developed THOR, a device that clearly exceeds current requirements for screening of explosives and is the only system of its kind.

Technology Protection

VFCT succeeded in obtaining the exclusive worldwide rights to THOR until 2014, but not the rights to manufacture or sell the unit in the former Soviet Union. VFCT has an option to indefinitely extend its rights to THOR. VFCT estimates that is has at least five year’s advantage over any competition who may attempt to build and bring to market a particle accelerator of similar size and function. This is because THOR has ten years of research and development behind its prototype. Each THOR unit is estimated to have an operational life of ten years. Thus, once THOR is introduced to the market and implemented in the field, VFCT believes that THOR owners are more likely than not for several years to not purchase a competitive product. In the meantime, VFCT will be taking steps to improve THOR and to customize it for new applications.

Because of its small size and demonstrated effectiveness at detecting explosive, narcotic and bio weapon substances concealed in attempted concealment barriers, the THOR technology can be applied in many security contexts including the external scanning of an entire cargo container or truck container, and can be outfitted to scan airport bags, land mines, and for protection of high value targets. The data produced can be instantly transmitted to the Department of Homeland Security and other agencies for accurate threat detection, assessment, and knowledge dissemination.

Research and Development

VFCT has been awarded a $1.8 million grant from U.S. Department of Energy (DOE) for continued research, design, and production of the first THOR unit. The grant funds are allocated to the Lawrence Livermore National Laboratories and are not part of VFCT’s financial statements. VFCT has contributed research and development expenses to facilitate the commercialization of THOR. These expenses are set forth in VFCT’s financial statements in this Form 8-K.

The technology used to manufacture the THOR units is made possible through an exclusive rights agreement with the P.N. Lebedev Physical Institute of the Russian Academy of Sciences. Production equipment for initial accelerator detector complex (ADC) units, the heart of our detection systems, is in place and operational, and a prototype unit has been designed.

The THOR technology continues to be tested by the DOE, and VFCT will need final DOE approval and possibly Transportation Safety Administration approval before THOR can be commercially developed for use at airports in the United States of America. However, such approvals are not required for VFCT to build and sell THOR units to other U.S. customers or foreign buyers, but U.S. State Department approval will be required to sell a unit to a foreign buyer.

Raw Material Sources and Availability

THOR materials and parts are available on an as needed basis from a variety of sources in the United States of America. Accordingly, VFCT does not expect to encounter problems in acquiring the commercial quantities of components required to build THOR.

Homeland Security

The Company expects that design and manufacture of homeland security and anti-terrorism systems will grow to become the major component of VFCT’s business over the next five years as the United States Department of Homeland Security and the United States Military launches and ramps up its efforts to protect ports, rail, truck, and airline cargo, high value assets, and ships from terrorists. The THOR technology is designed to detect all typical chemical, nuclear, and bio weapon threats to the strategic interests.

The THOR Market

Each year more than 16 million cargo containers arrive in the United States by ship, truck, and rail with no effective EDS machines currently available to inspect them. Demand for accurate inspection units is increasing monthly. Ensuring the security of the maritime trade system is essential, given that approximately 90 percent of the world's cargo moves by container. The United States Government will increase technology spending 8.5% through FY08. That is $68.2 billion in five years, up from $45.5 billion. Most important, the Administration's funding priorities dovetail well with the critical mission areas established in the national homeland security strategy.

The likely market for THOR includes:

•	Ports, cargo hubs, and rail yards
•	World-wide express cargo facilities
•	United States postal facilities
•	United States border crossings
•	United States military field applications
•	World-wide markets; and
•	Technology licensing opportunities.

Major Customer Dependency and Competition

VFCT believes that it will have a competitive advantage over every known product available on the market today. VFCT’s THOR is more powerful than any known competitor’s products, is portable, and is less expensive to operate. There is no way to estimate customer dependency at this time.

Traditional detection systems are based on X-rays of various energy levels, including Nuclear Magnetic Resonance (NMR) and Quadropole Magnetic Resonance (QMR). However, it has been determined that X-rays lack sufficient strength to penetrate all barriers and are often absorbed or deflected before they can properly penetrate a container. Utilizing high-energy gamma rays overcomes this problem and as a result VFCT’s device can penetrate any container. To generate these high-energy gamma rays, a particle accelerator is required.

Typical high energy particle accelerators are generally the size of a warehouse. Russian scientists, through decades of dedicated research, have developed a miniature particle accelerator the size of a small table top. The special performance of this machine cannot be stressed enough. It takes focused energy to penetrate 8 feet through a cargo container and to return a discernable signal. Only VFCT’s EDS system can generate the necessary power levels and generate the necessary return signals to accurately determine the amount and composition of explosives, drugs or other illicit material. Rather than using weak X-ray sources or low level gamma energies created by radioactive isotopes, VFCT utilizes its miniature particle accelerator to create high energy gamma rays capable of penetrating any barrier and detecting explosives, unlike any other available device. As a comparison, typical EDS machines operate at 0.5 to 1.5 MeV. VFCT’s THOR generates 55 MeV.

Equally important, VFCT’s device, via photo-nuclear reactions, can also determine the exact chemical nature and quantity of any explosives within the sealed container. The system accurately penetrates concealment media and performs to 99.6% accuracy.

THOR can be fully automated including the scanning and analysis of the nature and volume of explosive materials, devices or their components, meaning that no human operator is required, and it can be operated from a remote location. This reduces the operation costs of THOR compared to any other product. Also, THOR’s energy consumption is approximately 30 kilowatts vs. 50 kilowatts consumed by other detection systems.

Distribution of THOR

VFCT intends to sell THOR through direct sales means in the United States, Canada, and Europe. VFCT anticipates that it will sell THOR units through unaffiliated dealers in the Middle East and Far East.

Effect of Existing or Probable Government Regulations

There is no effect on the Company's potential sales arising from government regulations, and VFCT does not anticipate any change to this in the future.

Costs and Effects of Compliance with Environmental Laws

VFCT has incurred no costs nor suffered any effects to maintain compliance with any environmental laws.

Environmental Impact

Food and other objects scanned with the THOR prototype have returned to below background radiation levels within approximately fifteen minutes. No long term effects were evidenced.

Dependence on One or a Few Major Customers

VFCT’s successful production and sales of THOR will initially depend to a great extent on the United States Government’s interest in THOR. VFCT will seek other buyers worldwide both to increase market share and to reduce its dependence on the United States Government and of any branch or agency of the United States Government.

Management’s Plan of Operation
VFCT’s plan of operation for the next twelve months is to continue, and to facilitate if possible, the process of obtaining final U.S. government approvals for the THOR technology and to begin assembly of the THOR beta model. The Company is not expected to have any material income until the THOR units are in production, but the Company is likely to incur marketing and research and development expenses and is certain to incur payroll expenses in the interim.

The Company will seek private investor financing, in an amount as yet undetermined, following the approval by its shareholders of the share exchange with VFCT. The Company expects to use any proceeds raised from private capital raising efforts to meet general operational and payroll expenses, which may also include the payment of additional research and development and marketing expenses.

In the last three years, the Company’s cash flow needs have been met through capital investments from its founders. The Company’s day-to-day operations are not expected to change until such time as delivery of commercial THOR devices are completed. Private capital investments in the Company are expected to substitute for and expand the ongoing capital contributions previously contributed by the Company’s founders.

In the coming months, the Company will sharpen its estimates of its capital requirements based on the quantities of THOR units ordered. Initial market demand for THOR will determine the Company’s labor and physical plant requirements.

Neither the Company nor VFCT have any off-balance sheet arrangements.

Employees

VFCT has four direct employees, of which two are executive management and two are administrative employees. The DOE has assigned approximately 50 physicists and 40 engineers to spend approximately 75% of their time working on the THOR project. The DOE employees are not paid for by VFCT.

Description of Property
VFCT does not own or lease a manufacturing facility for production of THOR. VFCT intends to build at least one assembly facility in the United States. VFCT is in the process of evaluating locations and obtaining estimates for the preparation of a suitable site.

VFCT’s projection for the timing of production is dependent on its ability to raise funds from equity investors and to develop at least one assembly facility.

Security Ownership of Certain Beneficial Owners and Management

The reorganized Company has 50,000,000 shares issued and outstanding. The 100% control block of the Company owned by QCF1 has been reduced to a 10% interest while the former shareholders of VFCT collectively own 80% of the Company. Beneficial owners and management will have the following holdings of the Company:

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock ($0.001 par value)	Louis & Roe Brothers, TEN ENT 628 Jamie Circle King of Prussia, PA 19406	18,880,000	38%
Common Stock ($0.001 par value)	Larry & Pat Wilhide, TEN ENT 628 Jamie Circle King of Prussia, PA 19406	18,880,000	38%
Common Stock ($0.001 par value)	Randy & Katie Broadright, TEN ENT 628 Jamie Circle King of Prussia, PA 19406	400,000	0.8%
Common Stock ($0.001 par value)	Quetzal Capital Funding 1, Inc. 2435 E. Coast Highway Suite 8 Corona del Mar, CA 92625	5,000,000 (1)	10%
Common Stock ($0.001) par Value	Directors and Executive Officers as a Group	38,160,000	76%

(1)
The shareholders of Quetzal Capital Funding 1, Inc. are identical to the shareholders of Coast To Coast Equity Group, Inc. The shareholders are Tony N. Frudakis, George Frudakis, and Charles J. Scimeca. Coast To Coast Equity Group, Inc. is a party to a consulting agreement and warrant agreement with the Company which could enable its shareholders as a group, as beneficial owners, to acquire a total of sixteen percent (16%) of the Company’s issued and outstanding common stock on a non-diluted basis.

There are no arrangements or agreements providing for the right to acquire additional beneficial ownership by the Company’s management. There are no preconceived arrangements providing for a specific change of control of management of the Company upon the happening of certain future events.

Directors and Executive Officers, Promoters and Control Persons

Following the share exchange and pursuant to the terms of the Share Exchange Agreement, the Company has a board of directors composed of two individuals, Louis J. Brothers and Larry Wilhide. The Company’s previous director, Tony Frudakis, resigned upon the effectiveness of the Share Exchange Agreement. The board members will hold office until the next annual meeting of stockholders.

Information with respect to the contemplated directors and executive officers of the Company following the Share Exchange is as follows:

Name	Age	Position

Louis J. Brothers	54	Chairman of the Board of
		Directors, Chief Executive Officer,
		and President

Larry K. Wilhide	58	Vice-President Engineering and Director

Louis J. Brothers

A founding shareholder of VFCT, since 1997 Louis J. Brothers has been the president and chairman of the board of directors of VFCT. Mr. Brothers has more than 20 years of experience in marketing, marketing support, product management and logistics in industrial products. Mr. Brothers has extensive international business experience having worked in Europe, Russia, China and Japan. In China, he was part of the management team that supervised the construction of three large industrial plants. Mr. Brothers was responsible for increasing his products’ market share in the bearing industry from 2% to 95%, in the process making valuable contacts, building business relationships with private manufacturers and the research communities and gaining important knowledge in the manufacturing and technology market segments.

From 1995 to 1999, Mr. Brothers was in charge of mid-Atlantic sales for Novamax. From 1994 to 1995, Mr. Brothers was the national sales manager of Process Research, located in Ewing, New Jersey. From 1978 to 1994 Mr. Brothers was an assistant product manager and then the product manager of two to four product lines at Quaker Chemical, located in Conshohosken, Pennsylvania. Mr. Brothers holds a Bachelor of Science Degree in Interdisciplinary Sciences from the University of Cincinnati.

Larry K. Wilhide

Larry K. Wilhide is a founder of VFCT, and since its inception in 1997 has been a director and the vice-president of engineering. Mr. Wilhide is a part-time employee of VFCT and since 2000 continues to work for SKF Bearing, Inc. in Hanover, Pennsylvania as a sub-contractor where he performs general engineering and design services.

Mr. Wilhide has worked as a design engineer on projects for aerospace bearings for over 25 years including cage, retainer design and spherical bearing refurbishing. He has supported general machining and grinding operations. He was team leader for CAD and CNC programming. Additionally, Mr. Wilhide served in the U.S. Army in Korea where he held primary responsibility for arming nuclear warheads. Mr. Wilhide holds a Bachelors Degree in Mechanical Engineering.

Randy Broadright

Randy Broadright, age 40, is VFCT’s director of aerospace development. He has over fourteen years of military experience in operations and logistics of cargo transport and security. Mr. Broadright served as Squadron Chief Test Pilot in charge of flight test and development of several avionics, guidance, and countermeasures systems. He contributes a unique perspective to baggage and cargo screening through his participation in annual anti-terrorism training as well as his experiences as a pilot for a major airline. Mr. Broadright holds a Bachelor of Arts degree from Miami University. Mr. Broadright is neither a director nor an officer of VFCT but is considered to be a key employee.

Audit Committee Financial Expert
The Company does not have a separate audit committee. The board of directors performs all audit committee functions. The board of directors outsources the audit committee function to the Company’s certified public accountant, Mr. Andrew Gilinsky.

Executive Compensation
The Company expects to compensate each of the contemplated directors and executive officers, effective upon consummation of the Share Exchange or at such time during the fiscal year when cash is available, in the following amounts:

Name	Salary	Position

Louis J. Brothers	$ 0	Chairman of the Board, Director
	125,000	President
	625,000	Sales Commission

Larry K. Wilhide	$ 0	Vice-President
	0	Director

Randy Broadright	$ 80,000	Employee

Messrs. Brothers and Wilhide each have the use of a company car. No other fringe benefits for either of them have been awarded in the past or are contemplated at this time to be awarded in fiscal year 2006. The cash compensation amounts above a projections dependent upon the receipt of sufficient capital financing.

Certain Relationships and Related Transactions
Payments to Management

The Company owes Mr. Brothers $625,000 as a commission for securing sales in the first quarter of 2006. This payment is reflected in the table above under “Executive Compensation” and is included in the attached balance sheet as “due to stockholders.” In the future, Mr. Brothers and all other employees will receive commissions from their individual efforts resulting in customer purchase orders for THOR units.

Parent-Subsidiary Structure

Following the share exchange, VFCT became a 100% owned subsidiary of the Company. VFCT does not have any subsidiaries. The Company does not have any other subsidiaries other than VFCT. The Company is not a subsidiary of any other company.

Transactions with Promoters

The Company has a consulting contract with Coast To Coast Equity Group, Inc. The contract is for a two-year period. The full text of the contract is attached to this Form 8-K. The terms of the contract generally provide that Coast To Coast Equity Group, Inc. will not be paid cash but will be paid warrants to purchase up to three million shares of Company common stock. The warrant agreement also is attached to this Form 8-K.

Miscellaneous Agreements

Coast To Coast Equity Group, Inc., Quetzal Capital Funding 1, Inc., and certain as yet unknown investors have registration rights for their common stock and warrants pursuant to a registration rights agreement, a copy of which is attached to this Form 8-K. The registration rights enable these parties to require the Company to file a registration statement no later than thirty (30) days after the Company obtains a shareholder base of 35 shareholders. The filing and effectiveness of any such registration statement will allow these parties to sell their Company common stock without restriction. The Company will not realize any proceeds from sales of the securities owned by the contracting parties. Coast To Coast Equity Group, Inc., and Quetzal Capital Funding 1, Inc., are also protected from dilution of their percentage ownership of the Company. Non-dilution rights, as defined by the registration rights agreement, mean that these parties shall continue to have the same percentage of ownership and the same percentage of voting rights of the class of the Company’s common stock regardless whether the Company or its successors or its assigns may thereafter increase or decrease the authorized number of shares of the Company’s common stock or increase or decrease the number of shares issued and outstanding. The non-dilution rights, by the terms of the registration rights agreement, will continue in effect for a period two years from the effective date of a registration statement filed in compliance with the registration rights agreement.

Description of Securities
As a result of the share exchange, the Company has 50,000,000 shares of common stock, par value $0.001 per share, issued and outstanding. The Company has 100,000,000 shares of common stock authorized. No other classes of common stock have been issued previously or will be issued pursuant to the share exchange. Commensurate with the share exchange, Coast To Coast Equity Group, Inc. became entitled to receive warrants of the common stock of the Company. Each warrant will entitle the holder to one share of common stock. The warrant agreement is attached to this Form 8-K.
Recent Sales of Unregistered Securities

There have not been any sales of unregistered securities.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

There is no public market for the Company’s securities.
Legal Proceedings
Neither the Company nor VFCT are parties to any litigation.

Changes in and Disagreements with Accountants

The Company will continue to use Sherb & Co. as its auditors.

Indemnification of Directors and Officers
Our bylaws contain the broadest form of indemnification for our sole officer and director permitted under Florida law. Our bylaws generally provide as follows:

The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by, or in the right of the Company) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees), judgments, fines, amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, including any appeal thereof, if he or she acted in good faith in a manner he reasonably believed to be in, or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contenders or its equivalent shall not create, of itself, a presumption that the person did not act in good faith or in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in any defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys fees, actually and reasonably incurred by him in connection therewith.

Any indemnification shall be made only if a determination is made that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth above. Such determination shall be made either (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) by the shareholders who were not parties to such action, suit or proceeding. If neither of the above determinations can occur because the Board of Directors consists of a sole director or the Company is owned by a sole shareholder, which is controlled by the sole officer and director, then the sole officer and director or sole shareholder shall be allowed to make such determination.

Expenses incurred in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided above upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that she is entitled to be indemnified by the Company.

The indemnification provided shall be in addition to the indemnification rights provided pursuant to Chapter 607 of the Florida Statutes, and shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Company, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities ( other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceedings) is asserted by such director, officer, or controlling person in connection with any securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

SECTION 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Please refer to SECTION 2 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As provided by the stock purchase agreement, Dr. Tony N. Frudakis, the sole officer and director of the Company, resigned effective with the approval of the share exchange agreement, and Louis J. Brothers and Larry K. Wilhide replaced Dr. Frudakis, as, respectively, the president, chairman of the board, and director, and as vice-president and a director, of the Company. Messrs. Brothers and Wilhide will serve their terms as directors ending on the date of the annual meeting of shareholders of the Company to be held in 2007, or until their successor are duly elected or qualified. The Company does not presently anticipate entering into employment agreements with Messrs. Brothers or Wilhide. Dr. Frudakis has stated in his resignation letter that his resignation does not in any way imply or infer any dispute or disagreement relating to the Company’s operations, policies or practices.

Item 5.03 - Amendment to Articles of Incorporation

On July 6, 2006, Louis J. Brothers and Larry K. Wilhide, majority shareholders and the directors of the reorganized company, consented to an amendment to the company’s articles of incorporation to change the name of the company from Quetzal Capital 1, Inc., a Florida corporation, to Valley Forge Composite Technologies, Inc., a Florida corporation; changed the principal place of business to 628 Jamie Circle, King of Prussia, Pennsylvania 19406; and changed the company’s registered agent. The amendment also reflected Messrs. Brothers and Wilhide’s status as directors of the company.

Section 5.06 -Change in Shell Company Status

The Company ceased to be a shell company following approval of the share exchange transaction. See SECTION 2, Item 2.01 above for the terms of the transaction.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired: Audited Financial Statements of VFCT for the years ended December 31, 2005 and 2004; and Unaudited Financial Statements for VFCT for the period ended March 31, 2006.

(b) Pro forma financial statements of business acquired: Pro forma balance sheet for the Company giving effect to the share exchange for the period ended March 31, 2006.

    (c) Exhibits

INDEX OF EXHIBITS
Exhibit No.	Description
2.1	Share Exchange Agreement Between Quetzal Capital 1, Inc. and the Shareholders of Valley Forge Composite Technologies, Inc., dated July 6, 2006
3(i)(1)	Articles of Amendment by Quetzal Capital 1, Inc.
4.3	Valley Forge Composite Technologies, Inc.’s Notice of Shareholder Action and Information Statement
4.4
Articles and Plan of Share Exchange Between Quetzal Capital 1, Inc., a Florida corporation, and Valley Forge Composite Technologies, Inc., a Pennsylvania corporation, filed with the Florida Department of State, Division of Corporations, effective July 6, 2006

4.5
Articles and Plan of Share Exchange Between Quetzal Capital 1, Inc., a Florida corporation, and Valley Forge Composite Technologies, Inc., a Pennsylvania corporation, filed with the Pennsylvania Department of State, Corporation Bureau, effective July 6, 2006

10.1	Registration Rights Agreement, dated July 6, 2006
10.2	Consulting Agreement between Coast To Coast Equity Group, Inc. and Quetzal Capital 1, Inc., dated July 6, 2006
10.3	Warrant Agreement between Coast To Coast Equity Group, Inc. and Quetzal Capital 1, Inc., dated July 6, 2006
10.4	Form of Investment Letter
99.2	Letter of Resignation by Tony N. Frudakis

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders
Valley Forge Composite Technologies, Inc.
King of Prussia, Pennsylvania

We have audited the accompanying balance sheets of Valley Forge Composite Technologies, Inc., as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valley Forge Composite Technologies, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, attainment of sustainable profitability and positive cash flow from operations is dependent on certain future events, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MORISON COGEN LLP
MORISON COGEN LLP
Bala Cynwyd, Pennsylvania
May 2, 2006
F-1-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$14,850	$69,756
Due from stockholder	1,678	1,678

TOTAL CURRENT ASSETS	16,528	71,434

PROPERTY AND EQUIPMENT - Net	8,737	12,566

TOTAL ASSETS	$25,265	$84,000

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$6,229	$2,320
Due to stockholder	42,000	42,000

TOTAL LIABILITIES	48,229	44,320

STOCKHOLDERS' EQUITY (DEFICIT)

COMMON STOCK - $0.001 par value; 1,000 shares
authorized; 1,000 shares and issued and outstanding	1	-

ADDITIONAL PAID-IN CAPITAL	1,204,999	700,500

ACCUMULATED DEFICIT	(1,227,964)	(660,820)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(22,964)	39,680

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$25,265	$84,000

The accompanying notes are an integral part of these financial statements.

F-2-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

SALES	-	$662,510

COSTS AND EXPENSES
Cost of sales	-	248,972
Research and development	500,000	400,000
Selling and administrative expenses	67,276	385,420
	567,276	1,034,392

LOSS FROM OPERATIONS	(567,276)	(371,882)

OTHER INCOME
Investment income	132	130

NET LOSS	$(567,144)	$(371,752)

The accompanying notes are an integral part of these financial statements.

F-3-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
YEARS ENDED DECEMBER 31, 2005 AND 2004

	Common	Paid-in	Accumulated
	Stock	Capital	Deficit	Total

BALANCE AT DECEMBER 31, 2003	$-	$300,500	$(289,068)	$11,432

Contributed capital related to research and
development agreement	-	400,000	-	400,000

Net loss for the year ended December 31, 2004	-	-	(371,752)	(371,752)

BALANCE AT DECEMBER 31, 2004	-	700,500	(660,820)	39,680

Issuance of common stock for services	1	4,499	-	4,500

Contributed capital related to research and
development agreement	-	500,000	-	500,000

Net loss for the year ended December 31, 2005	-	-	(567,144)	(567,144)

BALANCE AT DECEMBER 31, 2005	$1	$1,204,999	$(1,227,964)	$(22,964)

The accompanying notes are an integral part of these financial statements.

F-4-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(567,144)	$(371,752)
Adjustments to reconcile net loss
to net cash provided by (used in) operating activities
Depreciation	4,232	3,702
Contributed capital for services	500,000	400,000
Common stock issued for services	4,500	-
Increase in assets
Due from stockholder	-	(3,580)
Increase in liabilities
Accounts payable and accrued expenses	3,909	1,099

Net cash provided by (used in) operating activities	(54,503)	29,469

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(403)	(7,091)

Net cash used in investing activities	(403)	(7,091)

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS	(54,906)	22,378

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	69,756	47,378

CASH AND CASH EQUIVALENTS - END OF YEAR	$14,850	$69,756

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Cash paid during the year for:
Interest	$-	$-

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F-5-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business
Valley Forge Composite Technologies, Inc. (the “Company”), a Pennsylvania corporation, was incorporated on November 21, 1996 for the purpose of development and sales of scientific technologies.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management’s knowledge and experience. Accordingly, actual results could differ from those estimates.

Comprehensive Income
The Company follows the Statement of Financial Accounting Standard (“SFAS”) No. 130, “Reporting Comprehensive Income.” Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income, comprehensive income (loss) is equal to net income (loss).

Fair Value of Financial Instruments
The Company’s financial instruments consist of cash and cash equivalents, due from stockholder and payables and accrued expenses. The carrying values of cash and cash equivalents, due from stockholder and payables and accrued expenses approximate fair value because of their short maturities.

Concentration of Credit Risk
Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and cash equivalents. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure.

Cash Equivalents
The Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

Depreciation
The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the length of the related leases or the estimated useful lives of the assets. Depreciation is computed using the straight-line method. The estimated useful lives are as follows:

Computer Equipment	5 years
Office Equipment	7 years
F-6-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition
The Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. The Company generally recognizes revenue at the time product is shipped to the customer.

Income Taxes
The Company has elected by unanimous consent of its stockholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code and the Commonwealth of Pennsylvania. Under those provisions, the Company does not pay federal and state corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company’s taxable income (have included their respective shares of the Company’s net operating loss on their individual income tax returns).

Recoverability of Long Lived Assets
The Company follows SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the Company’s annual financial statements.

Research and Development Costs
Research and development costs are expensed as incurred.

Advertising Costs
Advertising costs are expensed as incurred.
NOTE 2 - MANAGEMENT PLANS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The attainment of sustainable profitability and positive cash flow from operations is dependent on certain future events. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Since its inception in 1996, the Company was involved in the development and sales of scientific technologies. The sales through the years were sporadic but had high margins. However, in 2003, the Company entered into a Cooperative Research and Development Agreement, which is more fully described in Note 5.

The ultimate success of the Company in attaining sustainable profitability and positive cash flow from operations is dependent upon the successful development and commercialization of these advanced technologies including the Accelerator-Detector Complex together with obtaining sufficient capital or financing to support management plans.

NOTE 3 - DUE TO STOCKHOLDER

Amount represents a payable to a stockholder with no stated interest or repayment terms (Note 7).
F-7-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 4- PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

Related depreciation and amortization expense for the years ended December 31, 2005 and 2004 was $4,232 and $3,702.
	2005	2004
Computer Equipment	$23,016	$23,016
Office Equipment	1,211	808
	24,227	23,824
Less: Accumulated depreciation and amortization	15,490	11,258
	$8,737	$12,566

NOTE 5 - COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

On July 14, 2003, a Cooperative Research and Development Agreement (“CRADA”) was executed between the Company and the Regents of the University of California (“Laboratory”). The U.S. Department of Energy (“DOE”) is the agency responsible for the federally-owned facility known as Lawrence Livemore National Laboratory (“LLNL”), University of California under a prime contract with DOE. The New Independent State of the former Soviet Union (“Participating NIS Institute”) is also participating in the CRADA.

The Company is responsible for the coordination of activities in Russia and the U.S., the demonstration of detection technologies with LLNL, and the development of market survey data and business commercialization plans for introducing the successful Accelerator-Detector Complex into the international transportation security market. The Company’s portion of total cost estimate for this 48 month CRADA project is $1,800,000, of which $500,000, $400,000 and $300,000 was incurred during the years ended December 31, 2005, 2004 and 2003. The Company accounted for the CRADA project in accordance with Staff Accounting Bulletin Topic 5-T by recording a research and development cost through contributions by the stockholders.
NOTE 6 - EQUITY

During the year ended December 31, 2005 and 2004, stockholders of the Company contributed capital related to the CRADA project valued at $500,000 and $400,000.

During the year ended December 31, 2005, the Company issued 900 shares of its common stock for services valued at $4,500.

NOTE 7 - RELATED PARTY TRANSACTION

During the years ended December 31, 2005 and 2004, the Company paid consulting fees of $24,721 and $48,000 to a stockholder of the Company.

At December 31, 2005 and 2004, a payable in the amount of $42,000 was due to a stockholder for consulting services rendered in 2002 (Note 3).

NOTE 8 - MAJOR CUSTOMER

The sales in 2004 were to one customer.
F-8-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

MARCH 31, 2006
F-9-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
BALANCE SHEETS
MARCH 31, 2006 AND DECEMBER 31, 2005

	March 31,	December 31,
	2006	2005
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,633	$14,850
Accounts receivable	1,339,511	-
Due from stockholder	-	1,678

TOTAL CURRENT ASSETS	1,343,144	16,528

PROPERTY AND EQUIPMENT - Net	7,868	8,737

TOTAL ASSETS	$1,351,012	$25,265

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$489,403	$6,229
to stockholders	890,322	42,000

TOTAL LIABILITIES	1,379,725	48,229

STOCKHOLDERS' DEFICIT

COMMON STOCK - $0.001 par value; 1,000 shares
authorized; 1,000 shares and issued and outstanding	1	1

ADDITIONAL PAID-IN CAPITAL	1,354,999	1,204,999

ACCUMULATED DEFICIT	(1,383,713)	(1,227,964)

TOTAL STOCKHOLDERS' DEFICIT	(28,713)	(22,964)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,351,012	$25,265

The accompanying notes are an integral part of these financial statements.

F-10-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(UNAUDITED)

	2006	2005

SALES	$1,339,511	$-

COSTS AND EXPENSES
Cost of sales	588,200	-
Research and Development	150,000	125,000
Selling and administrative expenses	757,108	19,152
	1,495,308	144,152

LOSS FROM OPERATIONS	(155,797)	(144,152)

OTHER INCOME
Investment income	48	29

NET LOSS	$(155,749)	$(144,123)

The accompanying notes are an integral part of these financial statements.

F-11-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
STATEMENT OF STOCKHOLDERS’ DEFICIT
THREE MONTHS ENDED MARCH 31, 2006
(UNAUDITED)

		Additional
	Common	Paid-in	Accumulated
	Stock	Capital	Deficit	Total

BALANCE AT DECEMBER 31, 2005	$1	$1,204,999	$(1,227,964)	$(22,964)

Contributed capital related to research and
development agreement	-	150,000	-	150,000

Net loss for the three months ended March 31, 2006	-	-	(155,749)	(155,749)

BALANCE AT MARCH 31, 2006	$1	$1,354,999	$(1,383,713)	$(28,713)

The accompanying notes are an integral part of these financial statements.

F-12-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(UNAUDITED)

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(155,749)	$(144,123)
Adjustments to reconcile net loss
to net cash used in operating activities
Depreciation	871	1,051
Contributed capital for services	150,000	125,000
Increase in assets
Accounts receivable	(1,339,511)	-
Increase in liabilities
Accounts payable and accrued expenses	1,233,172	2,842
Due to stockholder	100,000	-

Net cash used in operating activities	(11,217)	(15,230)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(11,217)	(15,230)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	14,850	69,756

CASH AND CASH EQUIVALENTS - END OF PERIOD	$3,633	$54,526

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Cash paid during the period for:
Interest	$-	$-

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F-13-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006

NOTE 1 - BASIS OF PRESENTATION, NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements have been prepared by Valley Forge Composite Technologies, Inc. (the “Company”). These statements include all adjustments (consisting only of normal recurring adjustments) which management believes necessary for a fair presentation of the statements and have been prepared on a consistent basis using the accounting polices described in the summary of Accounting Policies included in the Company’s 2005 audited financial statements. Certain financial information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the accompanying disclosures are adequate to make the information presented not misleading. The Notes to Financial Statements included in the 2005 audited financial statements should be read in conjunction with the accompanying interim financial statements. The interim operating results for the three months ended March 31, 2006 may not be necessarily indicative of the operating results expected for the full year.

Significant Accounting Policies
Except as may otherwise be provided herein, these unaudited financial statements have been prepared consistently with the accounting policies described in Note 1 to the Company’s financial statements for the year ended December 31, 2005.

Use of Estimates
In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimated and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

Nature of the Business
Valley Forge Composite Technologies, Inc. (the “Company”), a Pennsylvania corporation, was incorporated on November 21, 1996 for the purpose of development and sales of scientific technologies.

Comprehensive Income
The Company follows the Statement of Financial Accounting Standard (“SFAS”) No. 130, “Reporting Comprehensive Income.” Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income, comprehensive income (loss) is equal to net income (loss).

Fair Value of Financial Instruments
The Company’s financial instruments consist of cash and cash equivalents, due to/from stockholders and payables and accrued expenses. The carrying values of cash and cash equivalents, accounts receivable, due to/from stockholders and payables and accrued expenses approximate fair value because of their short maturities.

Concentration of Credit Risk
Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and cash equivalents and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure.

There is a concentration of credit risk with accounts receivable since it is due from one customer and is uncollateralized. However, the Company considers the receivable to be fully collectible.
F-14-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 1 - BASIS OF PRESENTATION, NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash Equivalents
The Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

Revenue Recognition
The Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. The Company generally recognizes revenue at the time product is shipped to the customer.

Income Taxes
The Company has elected by unanimous consent of its stockholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code and the Commonwealth of Pennsylvania. Under those provisions, the Company does not pay federal and state corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company’s taxable income (have included their respective shares of the Company’s net operating loss on their individual income tax returns).

NOTE 2 - MANAGEMENT PLANS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The attainment of sustainable profitability and positive cash flow from operations is dependent on certain future events. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Since its inception in 1996, the Company was involved in the development and sales of scientific technologies. The sales through the years were sporadic but had high margins. However, in 2003, the Company entered into a Cooperative Research and Development Agreement, which is more fully described in Note 4.

The ultimate success of the Company in attaining sustainable profitability and positive cash flow from operations is dependent upon the successful development and commercialization of these advanced technologies including the Accelerator-Detector Complex together with obtaining sufficient capital or financing to support management plans.

NOTE 3 - DUE TO STOCKHOLDER

Amount represents payables to two stockholders with no stated interest or repayment terms.
F-15-

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006

NOTE 4 - COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

On July 14, 2003, a Cooperative Research and Development Agreement (“CRADA”) was executed between the Company and the Regents of the University of California (“Laboratory”). The U.S. Department of Energy (“DOE”) is the agency responsible for the federally-owned facility known as Lawrence Livermore National Laboratory (“LLNL”), University of California under a prime contract with DOE. The New Independent State of the former Soviet Union (“Participating NIS Institute”) is also participating in the CRADA.

The Company is responsible for the coordination of activities in Russia and the U.S., the demonstration of detection technologies with LLNL, and the development of market survey data and business commercialization plans for introducing the successful Accelerator-Detector Complex into the international transportation security market. The Company’s portion of total cost estimate for this 48 month CRADA project is $1,800,000, of which $500,000, $400,000 and $300,000 was incurred during the years ended December 31, 2005, 2004 and 2003. $150,000 and $125,000 of the Company’s total costs was incurred during the three months ended March 31, 2006 and 2005. The Company accounted for the CRADA project in accordance with Staff Accounting Bulletin Topic 5-T by recording a research and development cost through contributions by the stockholders.

NOTE 5 - RELATED PARTY TRANSACTION

During the three months ended March 31, 2006, the major stockholder of the Company advanced the Company $100,000.

NOTE 6 - MAJOR CUSTOMER

The sales in 2006 were to one customer.
F-16-

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion of our report dated May 2, 2006 on our audits of the financial statements of Valley Forge Composite Technologies, Inc. as of and for the years ended December 31, 2005 and 2004 included in this Form 8-K.

/s/ Morison Cogen LLP
Morison Cogen LLP

Bala Cynwyd, Pennsylvania
June 27, 2006
F-17-

QUETZAL CAPITAL 1, INC.
UNAUDITED PRO FORMA BALANCE SHEET
MARCH 31, 2006

QUETZAL CAPITAL I, INC.
Unaudited Pro Forma Balance Sheet
(As of March 31, 2006)

	VFCT	QUETZAL	ADJUSTMENT	PRO
			DEBIT/CREDIT	FORMA

ASSETS

Current Assets

Cash and Cash Equivalents	$3,633	$1,905		$5,538
Accounts Receivable	1,339,511	0		1,339,511

TOTAL CURRENT ASSETS	1,343,144	1,905		1,345,049

PROPERTY & EQUIPMENT, NET	7,868	0		7,868

Total Assets	$1,351,012	$1,905		$1,352,917

LIABILITIES & STOCKHOLDERS’ DEFICIT

Current Liabilities

Accounts Payable &
Accrued Expenses	$489,403	$158		$489,561
due to stockholders	890,322	2,000		892,322

Total Current Liabilities	1,379,725	2,158		1,381,883

Shareholders’ Deficit
Common stock, $.001 par value,
100,000,000 shares authorized;
50,000,000 shares issued
and outstanding	5,000	44,999	50,000

Additional Paid-In Capital 1,354,999	0	50,2521,304,747
Accumulated Deficit	(1,383,713)	(5,253)	5,253	(1,383,713)

Total Stockholders’ Deficit	(28,713)	(253)		(28,966)

Total Liabilities &
Stockholders’ Deficit	$1,351,012	$(1,905)		$1,352,917

F-18-

NOTE 1:

	Debit	Credit

Additional Paid-in Capital	50,252
Common stock		44,999
Accumulated deficit		5,253

To record the recapitalization of Valley Forge Composite Technologies, Inc and the issuance of 45,000,000 shares of common stock of Quetzal Capital I, Inc for all the stock of Valley Forge Composite Technologies, Inc., the acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Valley Forge Composite, pursuant to which Valley Forge Composite is treated as the continuing entity.
F-19-

QUETZAL CAPITAL 1, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
MARCH 31, 2006
QUETZAL CAPITAL I, INC.

Unaudited Pro Forma Statement of Operations
(As of March 31, 2006)

	VFCT	QUETZAL	ADJUSTMENT	PRO
			DEBIT/CREDIT	FORMA

SALES	$1,339,511	$0		$1,339,511

COSTS AND EXPENSES

COST OF SALES	588,200	0		588,200
RESEARCH & DEVELOPMENT	150,000	0		150,000
EXPENSES
SELLING & ADMINISTRATIVE	757,108	111		757,219
EXPENSES
	1,495,308	111		1,495,419

LOSS FROM OPERATIONS	(155,797)	(111)		(155,908)

OTHER INCOME

INVESTMENT INCOME	48	0		48

NET LOSS	$(155,749)	$(111)		$(155,860)

BASIC AND DILUTED NET	$(155.75)	$0		$(.03117)
LOSS PER SHARE

WEIGHTED AVERAGE NUMBER	1,000	5,000,000		5,000,000
OF SHARES USED IN
CALCULATING BASIC AND
DILUTED NET LOSS PER SHARE

F-20-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: July 6, 2006	By:	/s/ Louis J. Brothers
Louis J. Brothers
President, Secretary and Treasurer (Principal Accounting Officer and Authorized Officer)